UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 30, 2025

ENVIROTECH VEHICLES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-38078	46-0774222
(Commission File Number)	(IRS Employer Identification No.)
7510 Ardmore Street Houston, TX	77054
(Address of Principal Executive Offices)	(Zip Code)

(870) 970-3355

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐   Pre -commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐   Pre -commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value	EVTV	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.         Other Events.

On December 30, 2025, Envirotech Vehicles, Inc. (the “Company”) commenced its 2025 Annual Meeting of Stockholders (the “Annual Meeting”), as previously scheduled, and adjourned the Annual Meeting until January 20, 2026, at 9:00 a.m., Pacific Time, due to a lack of quorum. The Annual Meeting was adjourned to allow the Company’s stockholders additional time to vote on the proposals described in the Company’s proxy statement for the Annual Meeting.

The close of business on November 13, 2025, will continue to be the record date for the determination of stockholders of the Company entitled to vote at the Annual Meeting. Stockholders may cast their votes by visiting https://www.iproxydirect.com/EVTV before the reconvened Annual Meeting or HTTPS://EDGE.MEDIASERVER.COM/MMC/GO/EVTV2025AGM during the reconvened Annual Meeting. Stockholders of the Company who have previously submitted their proxy or otherwise voted and who do not want to change their vote do not need to take any action. During the period of the adjournment, the Company will continue to solicit votes from its stockholders with respect to the proposals for the Annual Meeting.

The Company encourages all stockholders of record as of the close of business on November 13, 2025, who have not yet voted, to do so by January 19, 2026, at 11:59 p.m., Eastern Time. Notwithstanding the foregoing, any votes properly received before the close of the adjourned Annual Meeting on January 20, 2026, will be accepted.

Additional Information and Where to Find It

This document may be deemed to be solicitation material in respect of the Annual Meeting to be held on January 20, 2026. The Company previously filed a definitive proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) on November 17, 2025. BEFORE MAKING ANY VOTING DECISIONS, SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE ADJOURNED MEETING. The definitive proxy statement has been mailed to stockholders who are entitled to vote at the Annual Meeting. No changes have been made in the proposals to be voted on by stockholders at the Annual Meeting. The Company’s proxy statement and any other materials filed by the Company with the SEC can be obtained free of charge at the SEC’s website at www.sec.gov.

Participants in the Solicitation

The Company and its directors and executive officers and other employees may be deemed to be participants in the solicitation of proxies in respect of the adjourned Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVIROTECH VEHICLES, INC.

Date: December 30, 2025	By:	/s/ Phillip W. Oldridge
Phillip W. Oldridge
Chief Executive Officer